                                                       REGISTRATION NO. 33-96668
                                                                       811-09092
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------


                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        [x]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                         POST-EFFECTIVE AMENDMENT NO. 5                      [x]
                                     AND/OR
                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 7                              [x]
                        (CHECK APPROPRIATE BOX OR BOXES)

                              -------------------



                     FIRST EAGLE SOGEN VARIABLE FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                              -------------------


                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 698-3000



                                  ROBERT BRUNO
                     FIRST EAGLE SOGEN VARIABLE FUNDS, INC.
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                              -------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

    [ ] immediately upon filing pursuant to paragraph (b)


    [x] On April 30, 2000 pursuant to paragraph (b)


    [ ] 60 days after filing pursuant to paragraph (a)(1)

    [ ] On (date) pursuant to paragraph (a)(1)

    [ ] 75 days after filing pursuant to paragraph (a)(2)

    [ ] On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           -------------------------


                      TITLE OF SECURITIES BEING REGISTERED:
           FIRST EAGLE SOGEN OVERSEAS VARIABLE FUND  --   COMMON STOCK


________________________________________________________________________________

                     FIRST EAGLE SOGEN VARIABLE FUNDS, INC.

                                   PROSPECTUS

                                 APRIL 30, 2000

                  THE FIRST EAGLE SOGEN OVERSEAS VARIABLE FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (212) 698-3000

Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the SEC passed on the accuracy of this prospectus. It is a criminal offense to claim otherwise.

    Welcome to First Eagle SoGen Variable Funds Inc. (the 'Company'), managed by Arnhold and S. Bleichroeder Advisers, Inc., (the 'Adviser' or 'ASB Advisers'), a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. ('ASB'). Societe Generale Asset Management Corp ('SGAM Corp.') was acquired by ASB on December 31, 1999 and ASB Advisers became the investment adviser to the Fund at that time. The primary investment management team of SGAM Corp., including Jean-Marie Eveillard and Charles de Vaulx, have joined ASB Advisers and will continue to manage the portfolios of the Funds.


    First Eagle SoGen Overseas Variable Fund (the 'Fund') is a separate portfolio of the Company, an open-end management investment company, that offers its shares only to separate accounts of U.S. insurance companies to serve as an investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies.


    Investment Objective.

    First Eagle SoGen Overseas Variable Fund seeks long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies.

    Before you invest in a mutual fund, you need to know that all mutual funds have common attributes:

     Shares of the mutual fund can rise or fall in value

     You could make money or lose money.

     There is no guarantee that a fund will achieve its investment objective.

    This prospectus tells you about our Fund. We urge you to read it very carefully before you decide to invest and ask that you keep it for future reference.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Fund....................................................    1
    About First Eagle SoGen Overseas Variable Fund..........    1
        Objective and Approach..............................    1
        Related Risks.......................................    1
        The Fund's Performance..............................    2
Our Management Team.........................................    3
    The Adviser.............................................    3
    Distribution and Shareholder Services Expenses..........    3
About Your Investment.......................................    3
    How to Purchase Shares..................................    3
    How Fund Share Prices Are Calculated....................    4
    Dividends, Distributions, and Taxes.....................    4
Information on Dividends, Distributions and Taxes...........    4
    General Information.....................................    4
Financial Highlights........................................    5
Useful Shareholder Information (Back Cover)

                                    THE FUND


ABOUT FIRST EAGLE SOGEN OVERSEAS VARIABLE FUND

OBJECTIVE AND APPROACH

    The investment objective of the Fund is long-term growth of capital. To achieve its objective, the Fund will normally invest its assets principally in foreign equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities, and may invest in securities traded in mature as well as emerging markets. The Fund particularly seeks companies that have growth potential, financial strength and stability, strong management and fundamental value. While there are no limits on the Fund's geographic asset distribution, the Fund ordinarily invests in at least three countries outside the U.S. Under normal conditions, the Fund invests at least 75% of its total assets, taken at market value, in foreign securities. The Fund may invest up to 20% of its total assets in debt securities, including lower-rated securities and securities that are not rated.

RELATED RISKS

    Investing in the Fund involves various risks.

Foreign Investments

    Foreign securities involve certain inherent risks that are different from those of domestic securities, including political or economic instability of the issuer or the country of issue, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations will also affect the net asset value of the Fund irrespective of the performance of the underlying investments in foreign issuers. Typically, there is less publicly available information about a foreign company and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. Many foreign stock markets are not as large or liquid as in the United States; fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges; and there is generally less government supervisions and regulation of foreign stock exchanges, brokers and companies than in the United States. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. As a result of these and other factors, foreign securities purchased by a Fund may be subject to greater price fluctuation than securities of U.S. companies. These risks may be more pronounced with respect to investment in emerging markets.

Debt Securities

    Securities with the lowest investment grade ratings are considered to be medium grade and to have speculative characteristics. Debt securities that are unrated are considered by the Funds to be equivalent to below investment grade (often referred to as 'junk bonds'). On balance, debt securities that are below investment grade are considered predominately speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. They are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities.

Market Risk

    In general, a fund's share price moves up and down over the short term in reaction to stock market movements. This means that an investor could lose money over short periods, and perhaps over longer periods during extended market downturns.

Currency Exchange Transactions

    The Fund may engage in currency exchange transactions to hedge against losses in the U.S. dollar value of its portfolio securities resulting from possible variations in exchange rates and not for speculation. A currency exchange may be conducted on a spot (i.e., cash) basis or through a forward currency exchange contract ('forward contract'). Although forward contracts may be used to protect a

Fund from adverse currency movements, the use of such hedges may reduce or eliminate potential profits from currency fluctuations that are otherwise in a Fund's favor.

Temporary Strategies

    The Fund has the flexibility to respond promptly to changes in market and economic conditions. Pursuant to a defensive strategy, the Fund may temporarily hold cash and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. Most or all of the Fund's investments may be made in the U.S. and denominated in U.S. dollars. In such a case, the Fund may not be able to pursue, and may not achieve its investment objectives. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. In addition, pending investment of proceeds from new sales of shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash and may invest any portion of its assets in money market instruments.

THE FUND'S PERFORMANCE

    Many factors affect a fund's performance. The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns over the periods indicated compare to those of a broad measure of market performance.


                          [PERFORMANCE GRAPH]



                     1998                 1999
                     ----                 ----
                     4.21                 42.15


    For the periods presented in the bar chart above, here is some additional return information.


Best Quarter       16.42%    Second Quarter 1999
Worst Quarter     (11.42)%   Third Quarter 1998



    The following table illustrates how the Fund's average annual returns for different calendar periods compare to the return of the Morgan Stanley Capital International (MSCI) EAFE Index. The MSCI EAFE Index is a widely followed unmanaged group of stocks from 20 international markets. The figures in the table assume that you sold your shares at the end of each period.


     AVERAGE ANNUAL TOTAL RETURN COMPARISONS TABLE AS OF DECEMBER 31, 1999


                                                                     SINCE
                                      1 YEAR                       INCEPTION*
                                      ------                                          ----------
First Eagle SoGen Overseas
  Variable Fund.................      42.15%                         13.56%
MSCI EAFE Index.................      26.96%                         17.81%


---------

* For the period beginning February 3, 1997 (commencement of operations) through December 31, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.

                              OUR MANAGEMENT TEAM

THE ADVISER

    The Adviser of the Fund is Arnhold and S. Bleichroeder Advisers, Inc. ('ASB Advisers'), a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. ('ASB'). ASB is the successor firm to two German banking houses -- Gebr. Arnhold founded in Dresden in 1864 and S. Bleichroeder founded in Berlin in 1803. The firm moved to New York City in 1937 and conducts its activities under the current name of Arnhold and S. Bleichroeder, Inc. ASB has used its experience and worldwide contacts to provide asset management, global securities research and trading, and investment banking services to institutional clients throughout the world.

    Over the years, we have always pursued superior investment opportunities for our clients. The goal in managing the Company is to provide our fellow investors with quality long-term returns. These returns do not come easily. The Adviser puts its energy into serving investors who desire long-term growth instead of those who desire a quick gain. Essentially, the Adviser believes that the results of its investment style will encourage investors to keep investing with it through the years.

    The Adviser's philosophy is quite simple. The Adviser bases its investment decisions on a few basic principles:

     The best way to manage risk is company by company. Investing in fundamentally sound companies should reduce investment risks and should lead to the potential for superior returns.

     Valuation is only half of the story. The Adviser looks for companies that it perceives to be undervalued and that have the potential to grow in the future.

     The Adviser thinks like a business owner. Instead of concentrating on the price to earnings ratio of a company, the Adviser scrutinizes the whole company and examines its cash flow as though it was actually buying the business.

    The Adviser is responsible for the management of the Fund's portfolios and constantly reviews its holdings in the light of its own research analyses and those of other relevant sources. In return for its services, the Fund pays the Adviser a fee at the annual rate of the average daily value of the Fund's net assets as follows:

    First Eagle SoGen Overseas Variable Fund   0.75%


    However, the Adviser has agreed to waive its advisory fee and, if necessary, reimburse the Fund through April 30, 2001 to the extent that the Fund's aggregate expenses exceed 1.50% of the Fund's average net assets.


DISTRIBUTION AND SHAREHOLDER SERVICES EXPENSES

    The Fund's shares are offered, in states and countries in which such offer is lawful, to investors either through selected securities dealers or directly by ASB, the Fund's principal underwriter.

    The Fund has adopted a Distribution Plan and Agreement (the 'Plan') pursuant to rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays ASB a monthly distribution related fee at an annual rate of 0.25% of the average daily value of the Fund's net assets. Under the terms of the Plan, the Fund is authorized to make payments to ASB for remittance to an insurance company that is the issuer of a Variable Contract invested in shares of the Fund in order to pay or reimburse such insurance company for distribution and shareholder servicing-related expenses incurred or paid by such insurance company. ASB bears distribution expenses to the extent that they are not covered by payments under the Plan. Any distribution expenses incurred by ASB in any fiscal year of the Fund, which are not reimbursed from payments under the Plan accrued in such fiscal year, will not be carried over for payment under the Plan in any subsequent year. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in the Fund and may ultimately cost more than paying other types of sales charges.

ABOUT YOUR INVESTMENT



HOW TO PURCHASE SHARES

    Shares of the Fund may be offered for purchase by separate accounts of insurance companies for the purpose of serving as an investment medium for Variable Contracts. Shares of the Fund are sold at their net asset value (without a sales charge) next computed after a receipt of a purchase order by an insurance company whose separate account invests in the Fund. For information on how to purchase shares, please refer to the prospectus of the pertinent separate account.

    Shares of the Fund are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Company currently does not foresee any disadvantages to Variable Contract owners arising from offering the Fund's shares to separate accounts of unaffiliated insurers, or separate accounts funding both life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. The Company's Board of Directors and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, and between separate accounts of unaffiliated insurers. The Board of Directors will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This could force the Fund to sell securities at disadvantageous prices.


HOW FUND SHARE PRICES ARE CALCULATED

    Net asset value for each share class is determined as of the close of trading on the New York Stock Exchange ('NYSE') on each day during which the NYSE is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Because each Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when those Funds do not price their shares, those Funds' share value may change on days when shareholders will not be able to purchase or redeem those Funds' shares.


DIVIDENDS, DISTRIBUTIONS, AND TAXES

    It is the policy of the Fund to make at least an annual distribution of net investment income and net realized capital gains, if any. Unless a shareholder otherwise elects, income dividends and capital gains distributions will be reinvested in additional shares of the Fund at net asset value per share calculated as of the payment date. The Fund pays both income dividends and capital gains distributions on a per share basis. On the ex-dividend date of such payment, the net asset value per share of the Fund will be reduced by the amount of such payment.

INFORMATION ON DIVIDENDS, DISTRIBUTIONS AND TAXES

    Tax issues can be complicated. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

GENERAL INFORMATION

    The Fund intends to qualify and has elected to be treated as a 'regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify, the Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, a Fund generally will not be subject to federal income or excise taxes on income and capital gains distributed to shareholders within applicable time limits, although foreign source income received by a Fund may be subject to foreign withholding taxes.

    The Fund also intends to comply with the diversification regulations under
Section 817(h) of the Code that apply to mutual funds underlying Variable Contracts. Generally, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer.

    Shareholders normally will be taxed on the dividend and capital gains distributions they receive from a Fund whether received in additional shares or cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

                              FINANCIAL HIGHLIGHTS

    The Financial Highlights Table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with Fund's financial statements, are incorporated in the Statement of Additional Information, which is available upon request.


                                                         FOR THE YEAR ENDED
                                                            DECEMBER 31,           FOR THE PERIOD
                                                         -------------------    FEBRUARY 3, 1997'D'
                                                          1999         1998     TO DECEMBER 31, 1997
                                                         ------       ------    --------------------
Selected Per Share Data
Net asset value, beginning of year.....................  $10.07       $ 9.77           $10.00
                                                         ------       ------           ------
Income (loss) from investment operations:
    Net investment income..............................    0.16         0.12            (0.01)
    Net realized and unrealized gains (losses) on
      investments......................................    4.08         0.29            (0.22)
                                                         ------       ------           ------
        Total from investment operations...............    4.24         0.41            (0.23)
                                                         ------       ------           ------
Less Distributions:
    Dividends from net investment income...............    --          (0.11)        --
    Distributions from capital gains...................   (0.15)        --           --
                                                         ------       ------           ------
        Total distributions............................   (0.15)       (0.11)        --
                                                         ------       ------           ------
Net asset value, end of year...........................  $14.16       $10.07           $ 9.77
                                                         ------       ------           ------
                                                         ------       ------           ------
        Total Return...................................   42.15%        4.21%           (2.30)%'D'D'

Ratios/Supplemental data
Net assets, end of year (000's)........................  $9,156       $4,213           $1,391
Ratios of operating expenses to average net assets, net
  of waivers, expense reimbursement, and earnings
  credits..............................................    1.50%        1.50%            2.00%*
Ratios of operating expenses to average net assets,
  before waivers, expense reimbursement, and earnings
  credits..............................................    3.32%        4.98%           16.07%*
Ratio of net investment income (loss) to average net
  assets, net of waivers, expense reimbursement, and
  earnings credits.....................................    1.50%        2.04%           (0.14)%*
Ratio of net investment income (loss) to average net
  assets, before waivers, expense reimbursement, and
  earnings credits.....................................   (0.32)%      (1.44)%         (14.20)%*
Portfolio turnover rate................................   65.38%       21.35%            8.88%

---------

 'D' Commencement of operations.

'D'D' Total return is not annualized, and it may not be representative of the total return for the year.

 * Annualized.

                         USEFUL SHAREHOLDER INFORMATION

HOW TO OBTAIN OUR SHAREHOLDER REPORTS

    We will send you copies of our Annual and Semi-annual Reports on a regular basis once you become a shareholder. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. It also contains financial statements by the Fund's independent accountants.

HOW TO OBTAIN OUR STATEMENT OF ADDITIONAL INFORMATION

    The Statement of Additional Information ('SAI'), which is referenced in this prospectus is available to you without charge from us. You may visit the SEC's Internet Website (htp://www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You also may review and copy information about the Fund, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, call the SEC at 1-800-SEC-0330.



ADVISER

ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.
1345 Avenue of the Americas
New York, NY 10105

Investment Company Act File Number: 811-09092

                      STATEMENT OF ADDITIONAL INFORMATION


                    FIRST EAGLE SOGEN OVERSEAS VARIABLE FUND
               A SERIES OF FIRST EAGLE SOGEN VARIABLE FUNDS, INC.




                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                                 (212) 698-3000



                              -------------------

                   ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                               INVESTMENT ADVISER



                       ARNHOLD AND S. BLEICHROEDER, INC.
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                                  DISTRIBUTOR



                              -------------------

    This Statement of Additional Information provides information about First Eagle SoGen Overseas Variable Fund (the 'Fund'), a separate portfolio of First Eagle SoGen Variable Funds, Inc. (the 'Company') an open-end management investment company, in addition to the information contained in the Prospectus of the Fund dated April 30, 2000. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus of the Company, a copy of which can be obtained by writing or by calling the Company at (800) 747-2008.

                              -------------------


                                 APRIL 30, 2000

                               TABLE OF CONTENTS


                                                              STATEMENT OF   CROSS-REFERENCED
                                                               ADDITIONAL     TO CAPTIONS IN
                                                              INFORMATION     THE PROSPECTUS
                                                                  PAGE             PAGE
                                                              ------------   ----------------
Organization of the Fund....................................        1
Investment Objective, Policies and Restrictions.............        2                7
Management of the Company...................................        8               11
Investment Advisory and Other Services......................       11               11
Distribution of the Fund's Shares...........................       11               11
Computation of Net Asset Value..............................       12               13
How to Purchase Shares......................................       13               13
Tax Status..................................................       13               14
Portfolio Transactions and Brokerage........................       16               11
Capital Stock...............................................       18               --
Custody of Portfolio........................................       18               --
Independent Auditors........................................       19               --
Financial Statements........................................       19               --
Appendix....................................................      A-1               --

                            ORGANIZATION OF THE FUND


    First Eagle SoGen Overseas Variable Fund (the 'Fund') is a separate portfolio of First Eagle SoGen Variable Funds, Inc. (the 'Company') an open-end management investment company incorporated under the laws of Maryland in September 1995. The Board of Directors of the Company approved changing the name of the company from 'SoGen Variable Funds, Inc.' to 'First Eagle SoGen Variable Funds, Inc.' effective December 31, 1999. The Company's investment adviser is Arnhold and S. Bleichroeder Advisers, Inc. ('ASB Advisers' or the 'Adviser'), a registered investment adviser. The Company's distributor is Arnhold and S. Bleichroeder, Inc. ('ASB'), a registered broker-dealer located in New York.


    Pursuant to the laws of Maryland, the Company's jurisdiction of incorporation, the Board of Directors of the Company has adopted By-Laws that do not require annual meetings of the Fund's shareholders. The absence of a requirement that the Company hold annual meetings of the Fund's shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940 or Maryland law or when called by the Chairman of the Board of Directors, the President or shareholders owning 10% of the Fund's outstanding shares. The cost of any such notice and meeting will be borne by the Fund.

    Under the provisions of the Investment Company Act of 1940, a vacancy in the office of director of the Company may be filled between meetings of the shareholders of the Company by vote of the directors then in office if, immediately after filling such vacancy, at least two-thirds of the directors then holding office have been elected to the office of director by the shareholders of the Company. In the event that at any time less than a majority of the directors of the Company holding office at that time were elected by the shareholders of the Company, the Board of Directors or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing directors to fill any vacancies in the Board of Directors.

    The staff of the Securities and Exchange Commission has advised the Company that it interprets Section 16(c) of the Investment Company Act of 1940, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10 percent of the outstanding shares of the trust, to apply to investment companies, such as the Fund, that are incorporated under Maryland law.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE

    The Fund, which is a diversified portfolio, seeks long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies. The Fund uses the techniques and invests in the types of securities described below and in the Prospectus.

INVESTMENT POLICIES, TECHNIQUES AND RISKS

    Foreign Securities. The Fund will invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Fund may invest in securities of foreign issuers directly or in the form of American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Depository Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets. GDR's are designed for use in the U.S. and European securities markets. The Fund may invest in both 'sponsored' and 'unsponsored' ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. The Fund does not expect to invest 5% or more of its total assets in unsponsored ADRs.

    With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of the Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under 'Currency Exchange Transactions.')

    Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

    Although the Fund seeks to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

    Currency Exchange Transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ('Forward Contract'). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward Contracts are usually entered into with banks and broker/dealers, are not exchange traded and are usually for less than one year, but may be renewed.

    Currency exchange transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract with respect to specific payables or receivables of the Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract with respect to a portfolio security position denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency.

    If the Fund enters into a Forward Contract, the custodian bank will, to the extent required (i.e., to the extent that the Forward Contract is not otherwise covered), segregate liquid assets of the Fund having a value equal to the Fund's commitment under such Forward Contract. At the maturity of a Forward Contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date the Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

    Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

    Lower-Rated Debt Securities. The Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ('S&P') or Ba or lower by Moody's Investors Service, Inc. ('Moody's'), commonly called 'junk bonds') and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular rating category, except that the Fund will not invest more than 20% of its assets in securities rated below investment grade or unrated securities considered by the investment adviser to be of comparable credit quality.

    Securities rated BBB by S&P or Baa by Moody's (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. See 'Computation of Net Asset Value.' Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher rated securities.

    Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities' prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, the Fund may incur additional expenses seeking recovery.

    A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

    Other Investment Companies. Certain markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. The Fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and 'qualified purchaser' investment companies.

    Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such an investment company unless, in the judgment of the Fund's investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

    'When-Issued' or 'Delayed Delivery' Securities. The Fund may purchase securities on a 'when-issued' or 'delayed delivery' basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as assets and are marked-to-market daily. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Fund reserves the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable. At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis, to the extent required, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Fund, may increase net asset value fluctuation.

    Bank Obligations. The Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers' acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in these instruments are limited to obligations of domestic banks (including their foreign branches) and U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million.

    Structured Securities. The Fund may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. Structured securities differ from other types of securities in which the Fund may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

    Investment in structured securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.

    Illiquid Securities. The Fund may invest up to 15% of its total assets in illiquid securities, including certain securities that are subject to legal or contractual restrictions on resale ('restricted securities').

    Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the '1933 Act'). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.


    Notwithstanding the above, the Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Directors of the Fund, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


    Change of Objective. The investment objective of the Fund is not a fundamental policy and, accordingly, may be changed by the Board of Directors without shareholder approval. Shareholders will be notified a minimum of sixty days in advance of any change in investment objective.

INVESTMENT RESTRICTIONS

    In pursuing its investment objective, the Fund will not:

    1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

    2. Borrow money except that in exceptional circumstances the Fund may borrow from banks for temporary purposes, provided that such borrowings shall be unsecured and may not exceed 10% of the Fund's net assets at the time of the borrowing (including the amount borrowed). The Fund will not purchase securities while borrowings exceed 5% of its total assets;

    3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities;

    4. Make loans, but this restriction shall not prevent the Fund from
       (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions or (b) lending portfolio securities, provided that the Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);*

    5. Underwrite the distribution of securities of other issuers; however, the Fund may acquire 'restricted' securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 (the '1933 Act') on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

    6. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

    7. Make margin purchases of securities, except for the use of such short-term credits as are needed for clearance of transactions;

    8. Sell securities short or maintain a short position, except short sales against-the-box.

    Restrictions 1 through 8 above (except the portions in parentheses) are 'fundamental,' which means that they cannot be changed without the vote of a majority of the outstanding voting securities of the Fund (defined by the Investment Company Act of 1940 as the lesser of (i) 67% of the Fund's shares present at a meeting if more than 50% of the shares outstanding are present or
(ii) more than 50% of the Fund's outstanding shares). In addition, the Fund is subject to a number of restrictions that may be changed by the Board of Directors without shareholder approval. Under those non-fundamental restrictions, the Fund will not:

    a. Invest in companies for the purpose of management or the exercise of control;

---------
*The Fund has no present intention of lending its portfolio securities.

    b. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

    c. Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

    d. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales;

    e. Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments; and

    f. Purchase or sell put and call options on securities or on futures contracts.

    Notwithstanding the foregoing investment restrictions, the Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.


    Total Return. From time to time the Fund will advertise its average annual total return. Quotations of average annual returns for each Fund will be expressed in terms of the average annual compounded rates of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P(1+T)(n)=ERV (where P = a hypothetical initial payment of $1000, T = the average annual return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1000 payment made at the beginning of the period). This calculation assumes deduction of a proportional share of Fund expenses on an annual basis and assumes reinvestment of all income dividends and capital gains distributions during the period. Under the assumptions utilized in the preceding calculation, an investment in the Fund during the fiscal year ended
December 31, 1999 would have increased at the rate of 42.15%.

    Comparison of Portfolio Performance. From time to time the Fund may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron's, Business Week, Financial World, Forbes, Fortune, Kiplinger's Personal Finance, Money, Morningstar Mutual Funds, Smart Money, The Wall Street Journal or Worth. Total return information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its share. Quotations of total return for the Fund will not take into account charges and deductions against any separate accounts to which the Fund shares are sold or charges and deductions against the pertinent variable life insurance and variable annuity contracts ('Variable Contracts'). The Fund's total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the separate accounts or the Variable Contracts.


    Portfolio Turnover. Although the Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in the investment adviser's view, to achieve the Fund's investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term U.S. government obligations and short-term investments) owned by the Fund during the particular fiscal year. The rate of portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve the Fund's stated objective.

                           MANAGEMENT OF THE COMPANY


    The business of the Company is managed by its Board of Directors which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Directors.



    The following table sets forth the principal occupation or employment of the members of the Board of Directors and principal officers of the Company. Each of the following persons is also a Director and/or officers of First Eagle SoGen Funds, Inc.




                                     POSITION HELD                PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE               WITH THE COMPANY           DURING PAST FIVE (5) YEARS
---------------------               ----------------           --------------------------

John P. Arnhold (46)*               Co-President      Co-President and Director, Arnhold and
1345 Avenue of the Americas         and Director        S. Bleichroeder, Inc.; Co-President and
New York, NY 10105                                      Director, Arnhold and S. Bleichroeder
                                                        Advisers, Inc.; President and Director,
                                                        Arnhold and S. Bleichroeder UK Ltd.;
                                                        Co-President and Director, ASB Securities,
                                                        Inc.; Director, Aquila International Fund,
                                                        Ltd.; President, Worldvest, Inc.; Co-President
                                                        and Trustee, First Eagle Funds.
Candace K. Beinecke (53) .........  Director          Chair, Hughes Hubbard & Reed; Director,
  One Battery Park Plaza                                Jacob's Pillow Dance Festival, Inc. Historic
  New York, NY 10004                                    Preservation Projects, Inc. and Merce
                                                        Cunningham Dance Foundation, Inc.; Trustee,
                                                        First Eagle Funds.
Edwin J. Ehrlich (68) ............  Director          President, Ehrlich Capital Management;
  2976 Lonni Lane                                       Director, Pension Fund Trusts -- ITT Corp.;
  Merrick, NY 11566                                     Advisory Board Member, Emerging World
                                                        Investors Limited; Trustee, First Eagle
                                                        Funds.
Robert J. Gellert (69) ...........  Director          Manager, United Continental Corporation;
  122 East 42nd Street                                  General Partner, Windcrest Partners; Trustee
  New York, NY 10168                                    First Eagle Funds.
James E. Jordan (54) .............  Director          Private investor; Consultant to The Jordan
  767 Fifth Avenue                                      Company (private investment banking
  New York, NY 10153                                    company); until June 1997, President and
                                                        chief investment officer of The William Penn
                                                        Company (a registered investment adviser);
                                                        Director, Leucadia National Corporation,
                                                        Empire Insurance Company and J.Z. Equity
                                                        Partners, Plc. (a British investment trust
                                                        company); Director, School of International
                                                        and Public Affairs of Columbia University;
                                                        and Vice Chairman, New York State Board of
                                                        The Nature Conservancy; Trustee, First Eagle
                                                        Funds.
William M. Kelly (55) ............  Director          Senior Associate, Lingold Association;
  500 Fifth Avenue -- 50th Floor                        Independent General Partner, ML Venture
  New York, NY 10110                                    Partners I, L.P. and ML Venture Partners II,
                                                        L.P.; Trustee, New York Foundation;
                                                        Treasurer and Trustee, Black Rock Forest
                                                        Conservation; Trustee, First Eagle Funds.
Donald G. McCouch (57) ...........  Director          Prior to 1997, Senior Managing Director of
  67 West Hills Road                                    Chemical Bank.
  New Canaan, CT 06840


                                                  (table continued on next page)

(table continued from previous page)



                                     POSITION HELD                PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE               WITH THE COMPANY           DURING PAST FIVE (5) YEARS
---------------------               ----------------           --------------------------
Fred J. Meyer (69) ...............  Director          Vice Chairman of Omnicom Group, Inc. since
  437 Madison Avenue                                    1998; and prior thereto, Chief Financial
  New York, NY 10022                                    Officer; Director, Novartis Corporation;
                                                        Zurich-American Insurance Cos. and
                                                        Medialink, Inc.; Trustee, National Park
                                                        Trust.
Dominque Raillard (61) ...........  Director          Managing Director of Act 2 (Consulting)
  15, Boulevard Dellessert                            since July 1995; and prior thereto, Group
  75016 Paris France                                    Executive Vice President of Promodes (Food
                                                        Retailing) since 1978.
Nathan Snyder (65) ...............  Director          Independent Consultant.
  163 Parish Rd. S.
  New Canaan, CT 06840
Stanford S. Warshawsky (62)* .....  Chairman of the   Co-President, Secretary and Director,
  1345 Avenue of the Americas       Board and         Arnhold and S. Bleichroeder, Inc.;
  New York, NY 10105                Director            Co-President and Director, Arnhold and S.
                                                        Bleichroeder Advisers, Inc.; Chairman and
                                                        Director, Arnhold and S. Bleichroeder UK
                                                        Ltd.; Co-President and Director, ASB
                                                        Securities, Inc.; Director,
                                                        German-American Chamber of Commerce;
                                                        Chairman and Trustee, First Eagle Funds.



---------



* An 'interested person' of the Company as defined in the 1940 Act.



    The Company makes no payments to any of its officers for services. However, currently each of the Company's directors who are not officers or employees of the Adviser or ASB are paid by the Company an annual fee of $6,000 and a fee of $1,000 for each meeting of the Company's Board of Directors and for each meeting of any Committee of the Board that they attend (other than those held by telephone conference call). Each director is reimbursed by the Company for any expenses he may incur by reason of attending such meetings or in connection with services he may perform for the Company.


            NAME                PRINCIPAL OCCUPATION       PRESENT OFFICE WITH THE COMPANY
            ----                --------------------       -------------------------------
Jean-Marie Eveillard.........  Senior VP of ASB        Co-President
Charles de Vaulx.............  Senior VP of ASB        Senior Vice President
Robert Bruno.................  Senior VP of ASB        Vice President, Secretary and Treasurer
Edwin S. Olsen...............  Vice President of ASB   Vice President
Elizabeth Tobin..............  Investment Consultant   Vice President
Tracy LaPointe Saltwick......  Senior VP of ASB        Vice President and Compliance Officer
Cari Levine..................  Assistant VP of ASB     Assistant Treasurer
Suzan J. Afifi...............  Assistant VP of ASB     Assistant Secretary


    COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of those individuals who were directors of the Company during 1999 by the Company and by the fund complex of which the Company is a part for the fiscal year ended December 31, 1999. Officers of the Company and directors who are interested persons of the Company do not receive any compensation from the Company or any other fund in the fund complex which is a U.S. registered investment company. In the column headed 'Total Compensation From Registrant and Fund Complex Paid to Directors,' the number in parentheses indicates the total number of boards in the fund complex on which the director serves.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 1999





                                                                                            TOTAL
                                                               PENSION OR                COMPENSATION
                                                               RETIREMENT                    FROM
                                                                BENEFITS    ESTIMATED    REGISTRATION
                                                 AGGREGATE      ACCRUED       ANNUAL       AND FUND
                                                COMPENSATION    AS PART      BENEFITS      COMPLEX
                                                    FROM        OF FUND        UPON        PAID TO
NAME OF PERSON, POSITION                         REGISTRANT     EXPENSES    RETIREMENT    DIRECTORS
------------------------                         ----------     --------    ----------    ---------
Fred J. Meyer, Director.......................    $14,000         N/A          N/A         $42,000
Dominique Raillard, Director..................    $15,000         N/A          N/A         $45,000
Nathan Snyder, Director.......................    $14,000         N/A          N/A         $42,000


---------


                              -------------------
    As of April 1, 2000, the officers and directors of the Company owned less than 1% of the outstanding shares of capital stock of the Company. The Company knows of no person who owns beneficially more than 5% of the capital stock of the Company. As of April 1, 2000, the following entities held of record 5% or more of the outstanding shares of the Fund.



                                                                NUMBER
                    PERCENTAGE OF SHARES                       OF SHARES
                      NAME AND ADDRESS                          HELD OF
                       HELD OF RECORD                           RECORD
                       --------------                           ------
CNA Valley Forge Variable Annuity...........................  284,528.798
IL Visionary Choice Continental Universal Life..............  437,695.809


    While the Company is a Maryland corporation, certain of its directors and officers are non-residents of the United States and may have all, or a substantial part, of their assets located outside the United States. None of the officers or directors has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon non-U.S. directors or officers within the United States or effectively to enforce judgments of courts of the United States predicated upon civil liabilities of such officers or directors under the federal securities laws of the United States.

                     INVESTMENT ADVISORY AND OTHER SERVICES


    As described in the Company's Prospectus, ASB Advisers is the Company's investment adviser and, as such, manages the Fund's portfolio.



    Under its investment advisory contract with the Company which became effective December 31, 1999. ASB Advisers furnishes the Company with investment advice consistent with the Fund's stated investment objective. Prior to December 31, 1999, the Fund had an advisory contract with Societe Generale Asset Management Corp. ('SGAM Corp.'). ASB Advisers also furnishes the Company with office space and certain facilities required for the business of the Fund, and statistical and research data, and pays any expenses of the Company's officers. In return, the Fund pays ASB Advisers a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets. This annual fee rate is higher than the rate of fees paid by most U.S. mutual funds. The Company believes, however, that the advisory fee rate is not higher than the rate of fees paid by most other mutual funds that invest significantly in foreign equity securities. ASB Advisers has agreed to waive its advisory fee and, if necessary, reimburse the Fund through April 30, 2001 to the extent that the Fund's aggregate expenses exceed 1.50% of the Fund's average net assets. SGAM Corp., the Fund's previous adviser, waived its advisory fee of $5,742 in its entirety from February 3, 1997 (commencement of operations) through December 31, 1997 and its advisory fees of $25,717 and $46,058, respectively, in their entirety for the years ended December 31, 1998 and 1999. In addition, SGAM Corp. voluntarily reimbursed the Fund for expenses in the amount of $88,434 for the year ended December 31, 1998 and $65,375 for the year ended
December 31, 1999.



    On December 22, 1999, the shareholders, and on October 20, 1999, the
Board of Directors of the Company approved the Advisory Agreement between the Company and the Adviser. The Advisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days nor less than 30 days written notice.


                       DISTRIBUTION OF THE FUND'S SHARES


    The Company and ASB, a registered broker-dealer, investment adviser and a member of the New York Stock Exchange and the National Association of Securities Dealers ('NASD'), have entered into a distribution contract pursuant to which ASB offers, as agent, share of the Fund continuously to the separate accounts of insurance companies. ASB is not obligated thereunder to sell any specific amount of Fund shares.



    The Fund has adopted a Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund may pay ASB a monthly distribution related fee at an annual rate not to exceed 0.25% of the average daily value of the Fund's net assets. Under the terms of the Plan, the Fund is authorized to make payments to ASB for remittance to an insurance company that is the issuer of a Variable Contract invested in shares of the Fund in order to pay or reimburse such insurance company for distribution and shareholder servicing-related expenses incurred or paid by such insurance company. Distribution expenses incurred in any fiscal year, which are not reimbursed from payment under the Plan accrued in such fiscal year, will not be carried over for payment under the Plan in any subsequent year.



    During the fiscal years ended 1998 and 1999, the Fund incurred distribution related fees for expenditures under the Plan in the aggregate amount of $8,540 and $15,413 respectively, which constituted 0.25% of the Fund's average daily net assets during the period. Such amount is payable to the insurance companies which issued the Variable Contracts invested in shares of the Fund.


    Expenses payable pursuant to this Plan may include, but are not limited to, expenses relating to the preparation, printing and distribution of prospectuses to existing and prospective Variable Contract owners; development, preparation, printing and mailing of Fund advertisements; expenses relating to holding seminars and sales meetings designed to promote the distribution of Fund shares; training sales personnel regarding the Fund; compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund; and financing any other activity that the Fund's Board of Directors determines is primarily intended to result in the sale of shares.

    The Plan is deemed reasonably likely to benefit the Fund and the Variable Contract owners in at least one of several ways. Specifically, it is expected that the insurance companies that issue Variable Contracts invested in shares of the Fund would have less incentive to educate Variable Contract owners and sales people concerning the Fund if expenses associated with such services were not paid by the Fund. In addition, the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to Variable Contract owners, which would, of course, benefit such Variable Contract owners. The adoption of the Plan would also likely help to maintain and may lead to an increase in net assets given the foregoing incentives. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of Variable Contracts concerning the Fund, the securities markets and related risks.


    The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by the directors of the Company and by the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan (the 'Independent Directors'). In the case of an agreement relating to the Plan, the Plan provides that such agreement may be terminated, without penalty, by a vote of a majority of the Independent Directors, or by a majority of the Fund's outstanding voting securities on 60 days' written notice to ASB, and provides further that such agreement will automatically terminate in the event of its assignment. The Plan also states that it may not be amended to increase the maximum amount of the payments thereunder without the approval of a majority of the outstanding voting securities (as defined above under 'Management of the Company -- Investment Restrictions') of the Fund. No material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the directors and the Independent Directors of the Company.


    When the Company seeks an Independent Director to fill a vacancy on the board or as an addition to the board or as a nominee for election by stockholders, the selection or nomination of the Independent Director is, under resolutions adopted by the directors, contemporaneously with their adoption of the Plan, committed to the discretion of the Independent Directors.


    The expenses incurred by the Company in connection with its organization, its registration with the Securities and Exchange Commission and any states where registered, and the public offering of its shares were advanced on behalf of the Company by ASB Advisers. These organizational expenses will be deferred and amortized by the Company over a period of 60 months.



    The investment advisory contract will continue in effect until December 31, 2001 and thereafter from year to year so long as the continuance of the contract is specifically approved at least annually by the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund (and any other series of the Company with shares then outstanding) (as defined above under 'Management of the Company -- Investment Restrictions'). In addition, the terms of the contract and the renewal thereof must be approved annually by the vote of a majority of the directors who are not 'interested persons' (as defined in the Investment Company Act of 1940) of ASB Advisers, ASB or the Company. The investment advisory contract will terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940) and may be terminated, without penalty, on sixty days' written notice at the option of either party thereto or by a vote of a majority of the outstanding voting securities of the Fund (or any other series of the Company with shares then outstanding).


                         COMPUTATION OF NET ASSET VALUE

    The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

    A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices. Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation, except if such unlisted security is among the NASDAQ designated 'Tier 1' securities in which case it is valued at its last sale price. All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors.

                             HOW TO PURCHASE SHARES

    The methods of buying and selling shares and the sales charges applicable to purchases of shares of the Fund are described in the prospectus of the pertinent separate account.

                                   TAX STATUS


    The Fund intends to qualify annually as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code'). In order to qualify as a regulated investment company for a taxable year, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund's investment is limited to an amount not greater than 5% of the Fund's assets and 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the year.


    As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders (the separate accounts and other qualified investors), at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. In some circumstances, the Fund may qualify for an exception to the excise tax distribution requirements, but the Fund has no obligation to seek to maintain that exception.

    If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.

    The Treasury Department has indicated in published statements that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

    In the event that the rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Fund will not have to change its investment objective or investment policies.


    Investments by the Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no interest payments. This income is included in determining the amount of income which the Fund must distribute in order to meet various distribution requirements. In addition, if the Fund invests in certain high yield original issue discount securities issued by corporations, a portion of the original issue discount accruing on any such obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.


    Certain foreign currency contracts in which the Fund may invest may be 'section 1256 contracts.' Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are 'marked-to-market' (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

    Generally, the hedging transactions undertaken by the Fund may result in 'straddles' for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by the Fund which is taxed as ordinary income when distributed to shareholders.

    The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

    Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gain or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

    Newly enacted Section 1259 of the Code causes certain hedging transactions to be treated as 'constructive sales.' If the Fund enters into hedging transactions which reduce or eliminate its risk of loss with respect to appreciated financial positions while holding substantially identical property and the new constructive sales rules apply, the Fund will be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.


    Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. All gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments which are denominated in terms of a foreign currency or determined with reference to one or more foreign currencies are treated as ordinary gains or ordinary losses, as the case may be. These gains or losses, referred to under the Code as 'section 988' gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.


    The Fund may be subject to foreign withholding taxes on income and gains derived from their investments outside the United States. Such taxes would reduce the yield on the Fund's investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any.


    Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. With respect to the Fund, if the pass through election described above is made, the source of the Fund's income flows through to its shareholders. Certain gains from the sale of securities and certain currency fluctuation gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source 'passive income.' For this purpose, foreign 'passive income' includes dividends (other than dividends from controlled foreign corporations, section 902 corporations, and certain other corporations), interest, capital gains and certain foreign currency gains. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days. (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes. If the Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country.


    The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ('PFICs'). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called 'excess distribution' with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

    The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.




                      PORTFOLIO TRANSACTIONS AND BROKERAGE



    The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law.



    Equity securities traded in over-the-counter market and bonds, including convertible bonds, are generally traded on a 'net' basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with the Distributor in any transaction in which the Distributor acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves the Distributor acting as principal with respect to any part of the Fund's order.



    Portfolio securities may not be purchased from any underwriting or selling group of which the Distributor, during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective.



    In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtain in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Funds, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor in order to secure the research and investment services described above, subject to review by the Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.



    Subject to the above considerations, the Distributor may act as a securities broker for the Fund. In order for the Distributor to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an Exchange during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.



    Furthermore, the Board of Directors, including a majority of the Directors who are not 'interested' directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor is consistent with the foregoing standard. Brokerage transactions with the Distriburor also are subject to such fiduciary standards as may be imposed by applicable law. From time to time the Fund may engage in agency cross transactions with respect to securities that meet its investment objective and policies. An agency cross transaction occurs when a broker sells securities from one client's account to another client's account. Cross transactions are executed with written permission from the Fund. This authorization permits cross transactions only between the Fund on one side and clients for which the Distributor acts as broker, but does not act as investment adviser, on the other side. The authorization can be terminated at any time by written notice to the Distributor.



    The Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with the Fund solely because they are investment advisory clients of the Distributor, the Adviser. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.



    In accordance with Section 11(a) under the Securities Exchange Act of 1934, the Distributor may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written agreement executed by the Fund and the Distributor. The Fund has provided the Distributor with such authorization. Section 11(a) provides that the Distributor must furnish to each Fund at least annually a statement disclosing the aggregate compensation received by the exchange member in effecting such transactions.



    For the periods February 3, 1997 (commencement of operations) through December 31, 1997, the year ended December 31, 1998 and the year ended
December 31, 1999, the Fund paid a total of $3,828, $12,704 and $35,041, respectively, in brokerage commissions, with respect to portfolio transactions aggregating $867,702, $3,294,328 and $9,888,354, respectively. All of which was placed with brokers or dealers who provide research and investment information. Of such amount, $329, $928 and $3,192, respectively, in brokerage commissions (8.594%, 7.305% and 2.857%, respectively, of the aggregate) with respect to portfolio transactions aggregating $70,482, $280,671 and $931,236, respectively, (8.1228%, 8.520% and 9.420%, respectively, of the aggregate) was placed with SG Cowen Securities Corporation, an affiliate of the SGAM Corp.


                                 CAPITAL STOCK

    The authorized capital stock of the Company consists of one billion shares of common stock, par value $0.001 per share, of which 150,000,000 shares have been designated as shares of the Fund. All shares issued and outstanding are fully paid and non-assessable and are redeemable at net asset value at the option of shareholders. Shares have no preemptive or conversion rights and are freely transferable. The Board of Directors is authorized to classify, reclassify and issue any unissued shares of the Fund without shareholder approval. Accordingly, in the future, the Directors may create additional series of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the Investment Company Act of 1940, as amended, and Maryland law.

    Pursuant to its By-Laws, the Company does not generally hold annual meetings of shareholders. Shareholder meetings, however, will be held when required by the Investment Company Act of 1940 or Maryland law, or when called by the Chairman of the Board, the President or shareholders owning at least 10% of the outstanding shares of the Fund. The cost of any such notice and meeting will be borne by the Fund.

    Each share of common stock of the Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for Variable Contracts. Generally, shares of each series vote together on any matter submitted to shareholders, except when otherwise required by the Investment Company Act of 1940, or (if shares of more than one series are outstanding), when a matter affects the interests of each series in a different way, in which case the shareholders of each series vote separately by class. If the directors determine that a matter does not affect the interests of a particular series, then the shareholders of that series will not be entitled to vote on that matter. An insurance company issuing a Variable Contract invested in shares of the Fund (or any other series issued in the future) will request voting instructions from Variable Contract owners and will vote shares in proportion to the voting instructions received. Currently, the Company has shares of one series outstanding (the Fund).

                              CUSTODY OF PORTFOLIO

    Domestic portfolio securities of the Fund are held pursuant to a custodian agreement between the Company and Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105. Certain of such securities may be deposited in the book-entry system operated by the Federal Reserve System or with the Depository Trust Company. The Company's sub-custodian, State Street Bank and Trust, holds domestic securities issued in physical form. Pursuant to a Global Custody Agreement between the Fund and The Chase Manhattan Bank ('Chase'), 4 Chase MetroTech Center, Brooklyn, NY 11245, foreign securities may be held by certain foreign sub-custodians which are participants in the Global Investor Services Division of Chase and in certain foreign branches of Chase.

                              INDEPENDENT AUDITORS


    The Company's independent auditors are KPMG LLP, Certified Public Accountants, 757 Third Avenue, New York, NY 10017. KPMG LLP audits the Fund's annual financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.


                              FINANCIAL STATEMENTS


    The Fund's financial statements and notes thereto appearing in the December 31, 1999 Annual Report to Shareholders and the report thereon of KPMG LLP, Certified Public Accountants, appearing therein are incorporated by reference in this Statement of Additional Information. The Fund will furnish, without charge, a copy of such Annual Report to Shareholders on request. All such requests should be directed to the Secretary of the Fund, at 1345 Avenue of the Americas, New York, NY 10105.

                                    APPENDIX

                        RATINGS OF INVESTMENT SECURITIES

    The rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Company's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

    The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ('Moody's') and Standard & Poor's Corporation ('S&P').

MOODY'S RATINGS.

    AAA -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt-edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

    AA -- Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

    A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA -- Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA -- Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA -- Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

    CA -- Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS.

    AAA -- Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

    A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

    BB -- B -- CCC -- CC -- BONDS RATED BB, B, CCC AND CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                    First Eagle SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

  Number                                                     Cost      Value
 of Shares                                                 (Note 1)   (Note 1)
 ---------                                                 --------   --------

           Common and Preferred Stocks
           United Kingdom (8.60%)
   75,000  IMI plc (5).................................   $  310,931 $  342,228
   25,000  Antofagasta plc (17)........................       79,897    175,362
   70,000  Royal Doulton plc (a)(9)....................       96,213    137,619
  100,000  Aggregate Industries plc (4)................      107,580    107,604
   50,000  Lonrho Africa plc (17)......................       58,435     25,081
                                                          ---------- ----------
                                                             653,056    787,894
                                                          ---------- ----------
           Sweden (2.39%)
   20,000  IRO AB (5)..................................      210,585    218,569
                                                          ---------- ----------
           Denmark (1.03%)
    2,500  Carlsberg International A/S "B' (9).........      114,645     94,700
                                                          ---------- ----------
           Netherlands (8.48%)
   20,000  Koninklijke Ahrend NV (9)...................      265,998    281,093
   12,000  Holdingmaatschappij de Telegraaf NV (12)....      240,763    265,980
   10,500  Apothekers Cooperatie OPG U.A. (11).........      251,879    229,559
                                                          ---------- ----------
                                                             758,640    776,632
                                                          ---------- ----------
           Belgium (0.86%)
      350  Deceuninck Plastics Industries SA (4).......       84,934     78,671
                                                          ---------- ----------
           Germany (8.82%)
   25,000  Buderus AG (5)..............................      397,747    420,631
    5,000  Hornbach Holding AG Pfd. (10)...............      228,220    241,800
      700  Bertelsmann AG D.R.C. (12)..................       83,569     74,426
    5,000  Sudzucker AG Pfd. (9).......................       78,422     70,273
                                                          ---------- ----------
                                                             787,958    807,130
                                                          ---------- ----------
           France (11.52%)
    1,000  Sagem ADP (8)...............................      135,558    372,775
       70  Societe Immobiliere Marseillaise (16).......      113,324    192,110
    1,150  Legrand ADP (5).............................      140,951    163,366
      250  Societe Sucriere de Pithiviers-le-Vieil (3).      106,362     86,015
      500  Robertet SA (9).............................       77,460     84,630
    1,500  Crometal (5)................................       77,307     68,006
    1,000  Aventis SA (11).............................       49,745     58,133
      476  Didot-Bottin (16)...........................       32,545     29,350
                                                          ---------- ----------
                                                             733,252  1,054,385
                                                          ---------- ----------
           Switzerland (3.67%)
      400  Edipresse SA (12)...........................      104,978    221,286
      150  Kuehne & Nagel International AG (7).........      102,325    114,572
                                                          ---------- ----------
                                                             207,303    335,858
                                                          ---------- ----------
           Spain and Portugal (4.65%)
   35,000  Energia e Industrias Aragonesas SA (6)......      192,195    161,855
    8,500  Espirito Santo Financial Group SA ADR (14)..      136,662    133,875
   10,000  Companhia de Celulose do Caima SA (2).......      107,987    130,371
                                                          ---------- ----------
                                                             436,844    426,101
                                                          ---------- ----------
           Turkey (1.00%)
   55,000  Usas Ucak Servisi A.S. (13)                        55,569     91,261
                                                          ---------- ----------

                    First Eagle SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

  Number                                                     Cost      Value
 of Shares                                                 (Note 1)   (Note 1)
 ---------                                                 --------   --------

           Common and Preferred Stocks (continued)
           Japan (20.05%)
   12,000  Shimano Inc. (9)............................   $  252,078 $  211,226
   50,000  The Dai-Tokyo Fire & Marine Insurance Co.,
            Ltd. (14)..................................      177,815    203,892
   30,000  Mitsui Marine and Fire Insurance Company,
            Limited (14)...............................      200,109    177,782
   45,000  Aida Engineering, Ltd. (5)..................      175,838    147,418
   35,000  Tachi-S Co., Ltd. (5).......................      181,756    147,174
    7,000  T. Hasegawa Co., Ltd. (9)...................      137,837    136,906
   40,000  Okumura Corporation (13)....................      152,050    134,950
    3,000  Fuji Photo Film Co., Ltd. ADR (9)...........      100,881    114,750
   25,000  Nisshinbo Industries, Inc. (9)..............      105,742    112,947
   12,000  Makita Corporation (9)......................      116,474    107,960
   10,000  Shoei Co., Ltd. (16)........................       60,948     75,201
      500  Toho Co., Ltd. (12).........................       53,535     73,049
   10,000  The Nichido Fire & Marine Insurance Co.,
            Ltd. (14)..................................       50,162     57,501
   12,000  Sotoh Co., Ltd. (9).........................       74,846     55,975
    3,000  Chofu Seisakusho Co., Ltd. (9)..............       44,358     46,352
    5,000  Yomeishu Seizo Co., Ltd. (9)................       27,457     32,760
                                                          ---------- ----------
                                                           1,911,886  1,835,843
                                                          ---------- ----------

           Hong Kong (6.44%)
  998,178  CDL Hotels International Limited (15).......      318,627    398,064
  100,000  Shaw Brothers (Hong Kong) Limited (12)......       45,018    116,421
  150,000  Jardine International Motors Holdings
            Limited (7)................................       67,459     75,256
                                                          ---------- ----------
                                                             431,104    589,741
                                                          ---------- ----------

           Singapore and Malaysia (1.02%)
   45,000  Clipsal Industries Ltd. (4).................       29,110     49,715
   20,000  Times Publishing Limited (12)...............       26,114     43,470
                                                          ---------- ----------
                                                              55,224     93,185
                                                          ---------- ----------

           Thailand (0.19%)
    3,500  The Oriental Hotel Public Company Limited
            (15).......................................       18,321     17,080
                                                          ---------- ----------

           Australia and New Zealand (5.01%)
   29,200  Wilson & Horton Limited 5% exchangeable
            preference shares (12).....................      134,380    141,451
  115,000  Spotless Services Limited (13)..............       89,325    109,496
   70,000  Carter Holt Harvey Limited (2)..............       69,284     91,647
  175,000  Tasman Agriculture Limited (3)..............       76,003     73,318
  105,000  Capital Properties New Zealand Limited 8.5%
            exchangeable preference shares (15)........       38,968     42,502
                                                          ---------- ----------
                                                             407,960    458,414
                                                          ---------- ----------

           Canada (2.41%)
    7,000  Canadian Pacific Limited (17)...............      172,432    150,938
    6,000  Fletcher Challenge Limited, Class "A' (2)...       65,704     69,550
                                                          ---------- ----------
                                                             238,136    220,488
                                                          ---------- ----------

           Mexico (2.35%)
   75,000  Industrias Penoles, S.A. de C.V. (1)........      243,865    215,424
                                                          ---------- ----------

           Chile (1.21%)
   10,000  Quinenco S.A. ADR (16)......................       93,333    111,250
                                                          ---------- ----------

           Miscellaneous (4.02%)
   10,500  Freeport McMoRan Copper & Gold Inc.,
            Preferred Series "B' (b)(18)...............      193,564    207,375
   25,000  Harmony Gold Mining Company Ltd. (18).......      120,606    160,634
                                                          ---------- ----------
                                                             314,170    368,009
                                                          ---------- ----------
           Total Common and Preferred Stocks               7,756,785  8,580,635
                                                          ---------- ----------

                   First Eagle SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

  Principal                                                       Cost       Value
   Amount                                                       (Note 1)    (Note 1)
  ---------                                                     --------    --------
             Bonds and Convertible Bonds
              U.S. Dollar Convertible Bonds (1.47%)

    $125,000 International Container Terminal Services, Inc.
              1 3/4% due 3/13/2004 (7)......................   $  117,406  $  130,625
      20,000 P.T. Inti Indorayon Utama 7% due 5/02/2006
              (c)(2)........................................       14,721       4,000
                                                               ----------  ----------
                                                                  132,127     134,625
                                                               ----------  ----------
             Non U.S. Dollar Convertible Bond (0.47%)
 GBP  20,000 Berisford plc 5% due 1/31/2015 (9).............       26,806      43,446
                                                               ----------  ----------
             Non U.S. Dollar Bond (1.36%)
 NZD 212,100 Evergreen Forest Limited 0% due 3/19/2009
              (a)(2)........................................      119,275     124,406
                                                               ----------  ----------
             Total Bonds and Convertible Bonds..............      278,208     302,477
                                                               ----------  ----------
             Total Investments (97.02%).....................   $8,034,993*  8,883,112**
                                                               ==========
             Other assets in excess of liabilities (2.98%) .                  272,630
                                                                           ----------
             Net assets (100.00%) ..........................               $9,155,742
                                                                           ==========

- --------
(a) Non-income producing security.
(b) Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
(c) In default as to principal and interest.
 * At December 31, 1999 cost is substantially identical for both book and federal income tax purposes.
** Gross unrealized appreciation and depreciation of securities at December
   31, 1999 were $1,249,442 and $401,323, respectively. (Net appreciation was $848,119.)

                            Industry Classifications
Foreign Currencies                (unaudited)
- ------------------          ------------------------
GBP-- Pound Sterling        (1) Metals and Minerals      (10) Distribution
NZD-- New Zealand Dollar    (2) Forest Products          (11) Health Care
                            (3) Agriculture              (12) Media
                            (4) Building Materials       (13) Services
                            (5) Capital Goods            (14) Financial Services
                            (6) Chemicals                (15) Real Estate
                            (7) Transportation           (16) Holding Companies
                            (8) Electronics              (17) Conglomerates
                            (9) Consumer Products        (18) Gold Related

- --------
See Notes to Financial Statements.

                    First Eagle SoGen Overseas Variable Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

Assets:
  Investments, at value (Note 1):
    Common and preferred stock (identified cost, $7,756,785)....... $8,580,635
    Bonds, notes, and convertible bonds (identified cost,
     $278,208).....................................................    302,477
                                                                    ----------
      Total investments (cost $8,034,993)..........................  8,883,112
  Cash.............................................................    206,753
  Receivable for investment securities sold........................     95,800
  Receivable for forward currency contracts held, at value (Notes 1
   and 6)..........................................................     58,731
  Accrued interest and dividends receivable........................     18,866
  Deferred organization costs (Note 1).............................     36,605
  Receivable from SGAM Corp. (Note 2)..............................     65,375
  Prepaid expenses (Note 1)........................................        323
                                                                    ----------
      Total Assets.................................................  9,365,565
                                                                    ----------
Liabilities:
  Payable for Fund shares redeemed.................................     21,703
  Payable for investment securities purchased......................     81,770
  Payable for forward currency contracts held, at value (Notes 1
   and 6)..........................................................     47,883
  Distribution fees payable (Note 3)...............................     25,867
  Accrued expenses and other liabilities...........................     32,600
                                                                    ----------
      Total Liabilities............................................    209,823
                                                                    ----------
Net Assets:
  Capital stock (par value, $0.001 per share)......................        647
  Capital surplus..................................................  7,236,716
  Net unrealized appreciation (depreciation) on:
    Investments....................................................    848,119
    Forward currency contracts.....................................     10,848
    Foreign currency related transactions..........................     (1,064)
  Undistributed net realized gains on investments..................    888,446
  Undistributed net investment income..............................    172,030
                                                                    ----------
      Net Assets (Note 1).......................................... $9,155,742
                                                                    ==========
Net Asset Value per Share (NAV) (based on 646,522 shares
   outstanding; 1,000,000,000 shares authorized) (Note 5).......... $    14.16
                                                                    ==========
Maximum Offering Price per Share................................... $    14.16
                                                                    ==========

- --------
See Notes to Financial Statements.

                    First Eagle SoGen Overseas Variable Fund

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
  Income:
    Dividends (net of $12,731 foreign taxes withheld)............. $  157,125
    Interest......................................................     28,176
                                                                   ----------
      Total income from operations................................    185,301
                                                                   ----------
  Expenses:
    Investment advisory fees (Note 2).............................     46,058
    Directors' fees (Note 2)......................................     43,000
    Custodian fees................................................     42,168
    Printing......................................................     19,200
    Amortization of deferred organization costs (Note 1)..........     17,571
    Distribution fees (Note 3)....................................     15,413
    Audit fees....................................................     14,200
    Legal fees....................................................      4,500
    Registration and filing fees..................................      1,000
    Insurance.....................................................        815
    Miscellaneous.................................................      1,050
                                                                   ----------
      Total expenses from operations..............................    204,975
  Advisory fees waived (Note 2)...................................    (46,058)
  Expense reimbursement (Note 2)..................................    (65,375)
  Expense reduction due to earnings credits (Note 1)..............       (968)
                                                                   ----------
      Net expenses from operations................................     92,574
                                                                   ----------
  Net investment income (Note 1)..................................     92,727
                                                                   ----------
Realized and Unrealized Gains on Investments and Foreign Currency
 Related Transactions (Notes 1 and 6):
  Net realized gains from:
    Investment transactions.......................................    928,392
    Foreign currency related transactions.........................     32,081
                                                                   ----------
                                                                      960,473
                                                                   ----------
  Change in unrealized appreciation of:
    Investments...................................................  1,010,299
    Foreign currency related transactions.........................     66,645
                                                                   ----------
                                                                    1,076,944
                                                                   ----------
  Net gain on investments and foreign currency related
   transactions...................................................  2,037,417
                                                                   ----------
Net Increase in Net Assets Resulting from Operations.............. $2,130,144
                                                                   ==========

- --------
See Notes to Financial Statements.

                    First Eagle SoGen Overseas Variable Fund

                      STATEMENTS OF CHANGES IN NET ASSETS

                                               Year Ended        Year Ended
                                            December 31, 1999 December 31, 1998
                                            ----------------- -----------------
Operations:
  Net investment income....................    $    92,727       $    69,719
  Net realized gains from investments and
   foreign currency related transactions...        960,473            34,863
  Increase (decrease) in unrealized
   appreciation (depreciation) of
   investments and foreign currency related
   transactions............................      1,076,944          (151,773)
                                               -----------       -----------
   Net increase (decrease) in assets
    resulting from operations..............      2,130,144           (47,191)
                                               -----------       -----------
Distributions to Shareholders:
  Dividends paid from net investment
   income..................................        --                (45,275)
  Distributions paid from net realized
   gains from investment transactions......        (95,465)          --
                                               -----------       -----------
   Decrease in net assets resulting from
    distributions..........................        (95,465)          (45,275)
                                               -----------       -----------
Fund Share Transactions (Note 5):
  Net proceeds from shares sold............      8,783,013         4,199,368
  Net asset value of shares issued for
   reinvested dividends and distributions..         95,465            45,275
  Cost of shares redeemed..................     (5,970,044)       (1,330,085)
                                               -----------       -----------
   Increase in net assets from Fund share
    transactions...........................      2,908,434         2,914,558
                                               -----------       -----------
   Net increase in net assets..............      4,943,113         2,822,092
Net Assets (Note 1):
  Beginning of year........................      4,212,629         1,390,537
                                               -----------       -----------
  End of year (including undistributed net
   investment income of $172,030 and
   $36,075, respectively.).................    $ 9,155,742       $ 4,212,629
                                               ===========       ===========

- --------
See Notes to Financial Statements.

                    First Eagle SoGen Overseas Variable Fund

                         NOTES TO FINANCIAL STATEMENTS

Note 1--Significant Accounting Policies

  First Eagle SoGen Variable Funds, Inc. (the "Company") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company consists of one portfolio, First Eagle SoGen Overseas Variable Fund (the "Fund"). The Fund, formerly SoGen Overseas Variable Fund, changed its' name to First Eagle SoGen Overseas Variable Fund effective December 31, 1999. The following is a summary of significant accounting policies adhered to by the Fund.

  a) Security valuation--Portfolio securities held in the Fund are valued based on market quotations, where available. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Securities for which current market quotations are not readily available, and any restricted securities, are valued at fair value as determined in good faith by the Board of Directors.

  b) Deferred organization costs--Costs incurred in connection with the organization of the Fund were amortized on a straight-line basis over a sixty-month period from the date the Fund commenced investment operations.

  c) Security transactions and income--Security transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund amortizes discounts on debt obligations; however, premiums are not amortized.

  d) Expenses--Earnings credits reduce custodian fees by the amount of interest earned on balances with such service providers.

  e) Foreign currency translation--The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

  The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

  f) Forward currency contracts--In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at current market, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

  g) United States income taxes--No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis.

                    First Eagle SoGen Overseas Variable Fund

  h) Reclassification of capital accounts--On the statement of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made to decrease undistributed net realized gains on investments by $38,677, decrease paid in capital by $4,551 and increase undistributed net investment income by $43,228.

  i) Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2--Investment Advisory Agreement and Transactions with Related Persons

  Under the terms of an investment advisory agreement dated August 16, 1996, the Fund pays Societe Generale Asset Management Corp. ("SGAM Corp.") an advisory fee for advisory services and facilities furnished, at an annual rate of 0.75% of the average daily net assets of the Fund. SGAM Corp. has agreed to waive its advisory fee and, if necessary, reimburse the Fund through April 30, 2000 to the extent that the Fund's aggregate expenses exceed 1.50% of the Fund's average daily net assets. For the year ended December 31, 1999, the Fund's investment advisory fees of $46,058 were waived in their entirety by SGAM Corp. Additionally, SGAM Corp. voluntarily reimbursed the Fund for expenses in the amount of $65,375. Effective January 1, 2000, Arnhold and S. Bleichroeder Advisers, Inc. ("ASB Advisers") succeeded SGAM Corp. as investment adviser to the Fund. The terms of the new agreement are substantially the same as those of the old agreement between the Fund and SGAM Corp.

  For the six months ended June 30, 1999, SG Cowen Securities Corporation ("SGCS"), the principal underwriter or its affiliates received $1,001 in broker's commissions for portfolio transactions executed on behalf of the Fund. Effective July 1, 1999 Funds Distributor, Inc. ("FDI") succeeded SGCS as principal underwriter to the Fund. In acting as a selected broker after June 30, 1999, SGCS or its affiliates received $2,191 in broker's commissions for portfolio transactions executed on behalf of the Fund. Effective March 1, 2000, Arnhold and S. Bleichroeder, Inc. ("ASB") will become the principal underwriter to the Fund.

  Each director who is not an officer of the Company or an employee of SGAM Corp., SGCS or its corporate affiliates is paid an annual fee of $6,000 plus $1,000 for each meeting attended. For the year ended December 31, 1999 such fees amounted to $43,000.

Note 3--Distribution Plan and Agreement

  Under the terms of the Distribution Plans and Agreements (the "Plans"), with SGCS through June 30, 1999 and with FDI thereafter, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay quarterly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the principal underwriter will use amounts payable by the Fund in their entirety for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 1999, the distribution fees paid or payable to the principal underwriter by the Fund were $15,413. Effective March 1, 2000, ASB will assume FDI's obligations under the Plan, pursuant to a new Rule 12b-1 Distribution Plan and Agreement, which contains substantially similar terms and conditions as the Plan.

Note 4--Purchases and Sales of Securities

  During the year ended December 31, 1999, the aggregate cost of purchases of investments and proceeds from sales of investments totaled $6,867,963 and $3,818,467, respectively.

                    First Eagle SoGen Overseas Variable Fund

Note 5--Capital Stock

  Transactions in shares of capital stock were as follows:

                                               Year Ended        Year Ended
                                            December 31, 1999 December 31, 1998
                                            ----------------- -----------------
Shares sold................................      708,435           403,890
Shares issued for reinvested dividends and
 distributions.............................        6,948             4,602
Shares redeemed............................     (487,237)         (132,494)
                                                --------          --------
  Net increase.............................      228,146           275,998
                                                ========          ========

Note 6--Commitments

  As of December 31, 1999, the Fund had entered into forward currency contracts, as summarized below, resulting in net unrealized appreciation of $10,848.

Transaction Hedges:

Foreign Currency Purchases

                                                                             Unrealized      Unrealized
Settlement                                 U.S. $ Value at                 Appreciation at Depreciation at
 Dates             Foreign Currency         December 31,    U.S. $ To Be    December 31,    December 31,
 Through            To Be Received              1999          Delivered         1999            1999
- ----------  ------------------------------ --------------- --------------- --------------- ---------------
 1/05/00         52,038 Euro                 $   52,428      $   52,296        $   132           --
 1/06/00         56,029 New Zealand Dollar       29,342          29,010            332           --
                                             ----------      ----------        -------        --------
                                                 81,770          81,306            464           --
                                             ----------      ----------        -------        --------

Foreign Currency Sales

                                                                             Unrealized      Unrealized
Settlement                                                 U.S. $ Value at Appreciation at Depreciation at
 Dates             Foreign Currency         U.S. $ To Be    December 31,    December 31,    December 31,
 Through           To Be Delivered            Received          1999            1999            1999
- ----------  ------------------------------ --------------- --------------- --------------- ---------------
 1/31/00         95,087 Euro                     95,834          95,800             34           --
                                             ----------      ----------        -------        --------

Portfolio Hedges:


                                                                             Unrealized      Unrealized
Settlement                                                 U.S. $ Value at Appreciation at Depreciation at
 Dates           Net Foreign Currency       U.S. $ To Be    December 31,    December 31,    December 31,
 Through           To Be Delivered            Received          1999            1999            1999
- ----------  ------------------------------ --------------- --------------- --------------- ---------------
 1/12/00         40,000 Australian Dollar        69,832          68,974            858           --
 4/05/00        142,000 Swiss Franc             181,763         173,232          8,531           --
 5/03/00        793,000 Euro                  1,002,411         953,567         48,844           --
 5/10/00    112,438,000 Japanese Yen          1,078,346       1,121,892          --           $(43,546)
10/05/01        441,500 New Zealand Dollar      226,810         231,147          --             (4,337)
                                             ----------      ----------        -------        --------
                                              2,559,162       2,548,812         58,233         (47,883)
                                             ----------      ----------        -------        --------
                                             $2,736,766      $2,725,918        $58,731        $(47,883)
                                             ==========      ==========        =======        ========

                   First Eagle SoGen Overseas Variable Fund

                             FINANCIAL HIGHLIGHTS

                                                                 For the Period
                             Year Ended        Year Ended     February 3, 1997++ to
                          December 31, 1999 December 31, 1998   December 31, 1997
                          ----------------- ----------------- ---------------------
Selected Per Share Data
Net asset value,
 beginning of period....       $10.07            $ 9.77              $10.00
                               ------            ------              ------
Income from investment
 operations:
  Net investment income
   (loss)...............         0.16              0.12               (0.01)
  Net realized and
   unrealized gains
   (losses) on
   investments..........         4.08              0.29               (0.22)
                               ------            ------              ------
    Total from
     investment
     operations.........         4.24              0.41               (0.23)
                               ------            ------              ------
Less distributions:
  Dividends from net
   investment income....          --              (0.11)                --
  Dividends from capital
   gains................        (0.15)              --                  --
                               ------            ------              ------
    Total distributions.        (0.15)            (0.11)                --
                               ------            ------              ------
Net asset value, end of
 period.................       $14.16            $10.07              $ 9.77
                               ======            ======              ======
Total Return............        42.15%             4.21%              (2.30%)**
Ratios and Supplemental
 Data
Net assets, end of
 period (000's).........       $9,156            $4,213              $1,391
Ratio of operating
 expenses to average net
 assets.................         1.50%+            1.50%+              2.00%*+
Ratio of net investment
 income to average net
 assets.................         1.50%#            2.04%#             (0.14%)*#
Portfolio turnover rate.        65.38%            21.35%               8.88%

- --------
++ Commencement of operations.
*  Annualized.
** Total return is not annualized, as it may not be representative of the total return for the year.
+ The annualized ratios of operating expenses to average net assets for the years ended December 31, 1999, 1998 and the period from February 3, 1997 to December 31, 1997 would have been 3.32%, 4.98% and 16.07% respectively, without the effect of the earnings credits, and the investment advisory fee waiver and expense reimbursement provided by SGAM Corp.
# The annualized ratios of net investment income to average net assets for the years ended December 31, 1999, 1998 and the period from February 3, 1997 to December 31, 1997 would have been (0.32%), (1.44%) and (14.20%)
   respectively, without the effect of earnings credits, and the investment advisory fee waiver and expense reimbursement provided by SGAM Corp.
- ---------
See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
First Eagle SoGen Variable Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of First Eagle SoGen Overseas Variable Fund, a portfolio of First Eagle SoGen Variable Funds, Inc., as of December 31, 1999, the related statement of operations for the year then ended, and statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the two year period then ended and for the period from February 3, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Eagle SoGen Overseas Variable Fund, a portfolio of First Eagle SoGen Variable Funds, Inc. as of December 31, 1999, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the two year period then ended and for the period from February 3, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.


                                          /s/ KPMG LLP

New York, New York
February 18, 2000

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS


EXHIBIT
-------
(a)      -- Articles of Incorporation of the Registrant.*
(b)      -- By-Laws of the Registrant.*
(c)      -- Not Applicable.
(d)      -- Investment Advisory Contract between the Registrant and
            Arnhold and S. Bleichroeder Advisers, Inc. ('ASB
            Advisers')
(e)(1)   -- Distribution Agreement between the Registrant and Arnhold and S. Bleichroeder, Inc. ('ASB')
(e)(2)   -- Form of 12b-1 Servicing Agreement Between SGCS and A Life
            Insurance Company.*
(f)      -- Not applicable.
(g)(1)   -- Custody, Investment Accounting and Transfer Agency
            Agreement between the Registrant and Investors Fiduciary
            Trust Company.*
(g)(2)   -- Global Custody Agreement between the Registrant and The
            Chase Manhattan Bank.*
(g)(3)   -- Form of Subcustodial Agreement.*
(h)      -- Participation Agreement among the Registrant, A Life
            Insurance Company and SGCS.*
(j)      -- Consent of KPMG LLP.
(k)      -- Not applicable.
(l)      -- Investment Representation letter of SGAM. Corp.*
(m)      -- Rule 12b-1 Distribution Plan and Agreement Between the
            Registrant and SGCS.*
(n)      -- Financial Data Schedule.
(p)      -- Code of Ethics


---------

* Previously filed as an Exhibit to the Registration Statement

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None.

ITEM 25. INDEMNIFICATION

    Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the General Corporation Law of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

    The general effect of these statutes is to protect directors, officers, employees and agents of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the indemnified person acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of the Registrant make the indemnification of its directors, officers, employees and agents mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

    In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940 (the '1940 Act'), the Registrant intends that conditions and limitations on the extent of the indemnification of directors and officers imposed by the provisions of either
Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director or officer should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ('indemnitee') was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office ('disabling conduct') or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither 'interested persons' (as defined in the 1940
Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorney's fees or other expenses incurred by a director or officer in his or her defense only if (in addition to his or her undertaking to repay the advance if he or she is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his or her undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

    In addition, the Registrant will maintain a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as directors of officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


    ASB Advisers is the Registrant's investment adviser. In addition to the Registrant, ASB Advisers acts as investment adviser to SoGen Funds, Inc. and pension funds and sub-adviser to other affiliated and non-affiliated investment funds.



    ASB Advisers is a wholly owned subsidiary of ASB which has a substantial amount of assets under management in the form of pension funds and individual and fund accounts. ASB is a registered broker-dealer and maintains a substantial involvement in the securities brokerage and underwriting businesses. The business and other connections of the Adviser's directors and officers are as follows:



                             POSITION WITH THE                  BUSINESS AND OTHER
         NAME                     ADVISER                          CONNECTIONS
         ----                     -------                          -----------
Henry H. Arnhold.......    Director                   Co-Chairman of the Board of Arnold and
                                                      S. Bleichroeder, Inc.; Director, Aquila
                                                      International Fund Limited; Trustee,
                                                      The New School for Social Research;
                                                      Director, Conservation International


                                                  (table continued on next page)

(table continued from previous page)



                             POSITION WITH THE                     BUSINESS AND OTHER
         NAME                     ADVISER                             CONNECTIONS
         ----                     -------                             -----------
John P. Arnhold.......   Co-President and Director   Co-President and Director Arnhold and S.
                                                     Bleichroeder, Inc.; President and Director,
                                                     Arnhold and S. Bleichroeder, UK Ltd.;
                                                     Co-President and Director, ASB Securities,
                                                     Inc.; Director, Aquila International Fund
                                                     Limited; President, WorldVest, Inc.;
                                                     Co-President and Trustee, First Eagle Funds;
                                                     Co-President and Director, First Eagle SoGen
                                                     Funds, Inc. and First Eagle SoGen Variable
                                                     Funds, Inc.
Stanford S.              Co-President and Director   Co-President, Secretary and Director, Arnhold
  Warshawsky..........                               and S. Bleichroeder, Inc./Co-President and
                                                     Director, ASB Securities, Inc.; Director,
                                                     German-American Chamber of Commerce; Chairman
                                                     and Director, Arnhold and S. Bleichroeder, UK
                                                     Ltd.; Chairman of the Board and Trustee, First
                                                     Eagle Trust; Trustee, First Eagle Funds,
                                                     Director, First Eagle SoGen Funds, Inc. and
                                                     First Eagle SoGen Variable Funds, Inc.
Stephen M. Kellen.....   Director                    Co-Chairman of the Board of Arnhold and
                                                     S. Bleichroeder Inc.; Trustee, The Carnegie
                                                     Society and WNET/Thirteen; Trustees Council of
                                                     The National Gallery of Art;
Robert Miller.........   Vice President, Secretary   Senior Vice President, and Director, Arnhold
                          and Treasurer              and S. Bleichroeder, Inc.; Director, Arnhold
                                                     and S. Bleichroeder, UK Ltd.; Treasurer, First
                                                     Eagle Funds
Gary Lee Fuhrman......   Director                    Senior Vice President and Director, Arnhold
                                                     and S. Bleichroeder, Inc.; Director, Medical
                                                     Resources, Inc.
Ronald A. Bendelius...   Vice President              Senior Vice President and Chief Financial
                                                     Officer, Arnhold and S. Bleichroeder, Inc.
Robert Bruno..........   Vice President              Senior Vice President, Arnhold and
                                                     S. Bleichroeder, Inc.; Vice President and
                                                     Secretary, First Eagle Funds; Vice President,
                                                     Secretary and Treasurer, First Eagle SoGen
                                                     Funds, Inc. and First Eagle SoGen Variable
                                                     Funds, Inc.
William P. Casciani...   Vice President              Senior Vice President and Compliance Officer,
                                                     Arnhold and S. Bleichroeder, Inc.
Michael G.               Vice President              Senior Vice President and Comptroller, Arnhold
  Klemballa...........                               and S. Bleichroeder, Inc.
Allan Langman.........   Vice President              Senior Vice President, Treasurer and Director,
                                                     Arnhold and S. Bleichroeder, Inc.
Vincent S. Viglione...   Vice President              Senior Vice President and Assistant Treasurer,
                                                     Arnhold and S. Bleichroeder, Inc.

ITEM 27. PRINCIPAL UNDERWRITERS



    (a) Arnhold and S. Bleichroeder, Inc. acts as an investment advisor to First Eagle Fund, N.V., Aquila International Fund Limited, Aetos Corporation, DEF Associates, N.V., Eagle Select Fund Limited, Oceanus Global Fund Ltd. and the Global Beverage Fund Limited.



    (b) The positions and offices of the Distributor's directors and officers who serve the Registrant are as follows:



              NAME AND                     POSITION AND OFFICES         POSITION AND OFFICES WITH
          BUSINESS ADDRESS*                  WITH UNDERWRITER                  REGISTRANT
          -----------------                  ----------------                  ----------
Stanford S. Warshawsky...............  Co-President, Director and     Chairman of the Board
                                         Secretary
John P. Arnhold......................  Co-President and Director      Co-President
Jean-Marie Eveillard.................  Senior Vice President          Co-President
Charles de Vaulx.....................  Senior Vice President          Senior Vice President
Tracey LaPointe Saltwick.............  Senior Vice President          Vice President and Compliance
                                                                        Officer
Robert Bruno.........................  Senior Vice President          Vice President, Secretary and
                                                                        Treasurer
Edwin Olsen..........................  Vice President                 Vice President
Cari Levine..........................  Assistant Vice President       Assistant Treasurer
Suzan Afifi..........................  Assistant Vice President       Assistant Secretary



---------



* The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.



    (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant.



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS



    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, 1345 Avenue of the Americas, New York, NY 10105 with the exception of certain accounts, books and other documents which are kept by the Registrant's custodian, State Street, 801 Pennsylvania, Kansas City, MO 64105.



ITEM 29. MANAGEMENT SERVICES



    Not applicable.



ITEM 30. UNDERTAKINGS



    The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of a Fund's outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registration has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 20th day of April, 2000.



                                          FIRST EAGLE SOGEN VARIABLE FUNDS, INC.



                                          By:       /S/ JOHN P. ARNHOLD
                                              ..................................
                                                      JOHN P. ARNHOLD,
                                                        CO-PRESIDENT


                                          By:      /S/ JEAN-MARIE EVEILLARD
                                              ..................................
                                                    JEAN-MARIE EVEILLARD,
                                                        CO-PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                                 CAPACITY                       DATE
                ---------                                 --------                       ----
           /s/ JOHN P. ARNHOLD                            Director                  April 20, 2000
 .........................................
            (JOHN P. ARNHOLD)

         /s/ CANDACE K. BEINECKE*                         Director                  April 20, 2000
 .........................................
          (CANDACE K. BEINECKE)

          /s/ EDWIN J. EHRLICH*                           Director                  April 20, 2000
 .........................................
            (EDWIN J. EHRLICH)

          /s/ ROBERT J. GELLERT*                          Director                  April 20, 2000
 .........................................
           (ROBERT J. GELLERT)

           /s/ JAMES E. JORDAN*                           Director                  April 20, 2000
 .........................................
            (JAMES E. JORDAN)

          /s/ WILLIAM M. KELLY*                           Director                  April 20, 2000
 .........................................
            (WILLIAM M. KELLY)

          /s/ DONALD G. MCCOUCH*                          Director                  April 20, 2000
 .........................................
           (DONALD G. MCCOUCH)

                                                          Director                  April 20, 2000
 .........................................
             (FRED J. MEYER)

         /s/ DOMINIQUE RAILLARD*                          Director                  April 20, 2000
 .........................................
           (DOMINIQUE RAILLARD)

            /s/ NATHAN SNYDER*                            Director                  April 20, 2000
 .........................................
             (NATHAN SNYDER)

                SIGNATURE                                 CAPACITY                       DATE
                ---------                                 --------                       ----
       /s/ STANFORD S. WARSHAWSKY*                        Director                  April 20, 2000
 .........................................
         (STANFORD S. WARSHAWSKY)

            /s/ ROBERT BRUNO*               Vice President, Secretary, Treasurer    April 20, 2000
 .........................................    (Principal Financial and
              (ROBERT BRUNO)                  Accounting Officer)

       *By:     /S/ JOHN P. ARNHOLD
 .........................................
             JOHN P. ARNHOLD
            POWER-OF-ATTORNEY

INDEX TO EXHIBITS

EXHIBIT                    DESCRIPTION
-------                    -----------
(d)              --Investment Advisory Contract between the Registrant and
                   Arnhold and S. Bleichroeder Advisers Inc. ("ASB Advisers")
(e)(1)           --Distribution Agreement between the Registrant and Arnhold and
                   S. Bleichroeder Inc. ("ASB")
(j)              --Consent of KPMG LLP
(n)              --Financial Data Schedule
(p)              --Code of Ethics